Treasury Shares	12 Months Ended
Dec. 31, 2024
Treasury Shares [Abstract]
TREASURY SHARES
13.	TREASURY SHARES

Up to December 31, 2023, the Company had repurchased an aggregate of 1,306,486 outstanding shares from the open market for a total consideration of $17,400, of which 438,137 outstanding shares had been cancelled and 868,349 outstanding shares were recorded as treasury shares. As a result of Share Consolidation in Note 11, a total of 24,818 outstanding shares was recorded as treasury shares as of December 31, 2023.

On March 19, 2024, the Group resolved to dispose Blockchain Dynamics Limited together with its subsidiary. The entities were disposed to Mr. Herman Man Guo for exchange of 1,307,229 ordinary shares of the Company at a par value of $0.04. In July 2024, a total of 24,818 outstanding shares recorded as treasury shares was reissued to two employees. Therefore, a total of 1,307,229 outstanding shares was recorded as treasury shares as of December 31, 2024.